UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 15, 2013

                      FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Nevada                        001-31540                 91-1922863
 ----------------------            ----------------          -----------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
 of Incorporation)                                           Identification NO.)


                              615 Discovery Street
            Victoria, British Columbia V8T 5G4 (Address of principal
                     executive offices, including Zip Code)


       Registrant's telephone number, including area code: (250) 477-9969


                                       N/A
                   ----------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))




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


Item 2.02 Results of Operations and Financial Condition

     On January 15, 2013, the Company issued a press release, filed as Exhibit 99.1, announcing its fourth quarter and fiscal year 2012 revenue.


Item 9.01. Financial Statements and Exhibits

     (d) Exhibits

Number Description

99.1 Press Release


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 16, 2012

                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.


                                By:/s/ Daniel B. O'Brien
                                ------------------------------------------------
                                Daniel B. O'Brien, President and Chief
                                Executive Officer